Exhibit 10 (l)





                 Schedule of Agreements with Executive Officers



The Company has entered into change-in-control agreements with the executive officers listed below. Such agreements are substantially identical in all material respects to the form agreement and amendment thereto, set forth in Exhibits (10)(k) and (10)(k)(1) hereto.


                                Joseph E. Abbott
                                Linda R. Altemus
                               Michael A. Anderson
                                Steven A. Ellers
                               John R. Gailey III
                             Robert S. Hargesheimer
                                Herbert L. Hugill
                                Richard D. Luzzi
                                 Bruce S. Morra